UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 26, 2024

KODIAK GAS SERVICES, LLC

(Exact Name of Registrant as Specified in Charter)

Delaware	1-35195	45-2397126
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9950 Woodloch Forest Dr., 19th Floor

The Woodlands, TX 77380

(Address of Principal Executive Offices, and Zip Code)

(936) 539-3300

Registrant’s Telephone Number, Including Area Code

CSI Compressco LP

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units	CCLP	NASDAQ(1)

(1)

As more fully disclosed herein, the registrant’s common units representing limited partner interests ceased being traded following the close of trading on April 1, 2024 and will no longer be listed on the The Nasdaq Stock Market LLC effective as of the open of trading on April 2, 2024. A Form 25 was filed with the Securities and Exchange Commission to delist the registrant’s common units representing limited partner interests from The Nasdaq Stock Market LLC and to remove it from registration under Section 12(b) of the Securities Exchange Act of 1934, as amended.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On April 1, 2024 (the “Closing Date”), CSI Compressco LP, a Delaware limited partnership (the “Partnership”), completed the transactions contemplated by that certain Agreement and Plan of Merger, dated as of December 19, 2023 (the “Merger Agreement”), by and among Kodiak Gas Services, Inc., a Delaware corporation (“Kodiak”), Kodiak Gas Services, LLC, a Delaware limited liability company and wholly owned subsidiary of Kodiak (“Kodiak Services”), Kick Stock Merger Sub, LLC, a Delaware limited liability company and indirect, wholly owned subsidiary of Kodiak (“Stock Merger Sub”), Kick GP Merger Sub, LLC, a Delaware limited liability company and wholly owned subsidiary of Kodiak Services (“GP Merger Sub”), Kick LP Merger Sub, LLC, a Delaware limited liability company and wholly owned subsidiary of Kodiak Services (“Unit Merger Sub”), the Partnership, and CSI Compressco GP LLC, a Delaware limited liability company and the general partner of the Partnership (the “General Partner”), whereby (a) Stock Merger Sub was merged with and into the Partnership (the “Initial LP Merger” and the effective time of such merger, the “Initial Effective Time”), with the Partnership surviving the Initial LP Merger (the “Initial LP Surviving Entity”), (b) following the Initial LP Merger, GP Merger Sub merged with and into the General Partner (the “GP Merger”), with the General Partner surviving the GP Merger as a direct, wholly-owned subsidiary of Kodiak Services and (c) Unit Merger Sub merged with and into the Initial LP Surviving Entity (the “Subsequent LP Merger” and, together with the Initial LP Merger and the GP Merger, the “Mergers”), with the Initial LP Surviving Entity surviving the Subsequent LP Merger as a wholly owned subsidiary of Kodiak Services.

At the Initial Effective Time and pursuant to the Initial LP Merger, each holder of a common unit representing limited partner interests in the Partnership (the “Partnership Common Units”) issued and outstanding immediately prior to the Initial Effective Time (other than the Partnership Common Units (a) held directly by Kodiak, GP Merger Sub or LP Merger Sub or (b) held by the Electing Unitholders (as defined below)) received 0.086 (the “Exchange Ratio”) shares of common stock, par value $0.01 per share, of Kodiak (“Kodiak Common Stock”) upon the automatic conversion of such Partnership Common Units. Each holder of Partnership Common Units that was both (i) an Accredited Investor (as defined in the Merger Agreement) and (ii) had negative tax capital in an absolute value of $50,000 or greater, was given the option to elect to receive as consideration for each Electing Unit, in lieu of a number of shares of Kodiak Common Stock equal to the Exchange Ratio, a number of common units in Kodiak Services (“OpCo Units”) equal to the Exchange Ratio and an equal number of shares of Series A Preferred Stock of Kodiak (“Series A Preferred Stock”) (each unitholder making such an election, an “Electing Unitholder” and any Partnership Common Units held by such Electing Unitholders, “Electing Units”). The holders of an aggregate of 64,003,027 Electing Units elected to receive OpCo Units and shares of Series A Preferred Stock. Each OpCo Unit is redeemable for one share of Kodiak Common Stock (together with the cancellation of one share of Series A Preferred Stock) pursuant to the terms of the Sixth Amended and Restated Limited Liability Company Agreement of Kodiak Services.

At the effective time of the Subsequent LP Merger and the GP Merger (the “Subsequent Effective Time”), (a) pursuant to the GP Merger, all of the membership interests in the General Partner (the “GP Membership Interests”) held by Spartan Energy Holdco LLC (“Spartan”) were automatically cancelled, retired and ceased to exist for no consideration and (b) pursuant to the Subsequent LP Merger, (i) each Electing Unit issued and outstanding immediately prior to the Subsequent Effective Time was automatically cancelled, retired and ceased to exist and was automatically converted into the right to receive a number of OpCo Units equal to the Exchange Ratio and an equal number of shares of Series A Preferred Stock and (ii) the general partner interest in the Partnership held by the General Partner (the “Partnership GP Interest”) provided Spartan, as the former holder of the GP Membership Interests, with the right to receive 58,014 OpCo Units and shares of Series A Preferred Stock, which is the product equal to (A) the number of notional units representing the economic Partnership GP Interest in the Partnership multiplied by (B) the Exchange Ratio.

Treatment of Partnership Equity Awards

On the Closing Date, at the Initial Effective Time, each time-based Partnership phantom unit that had not yet settled (including any underlying accumulated but not yet settled distribution equivalent rights as of the Initial Effective Time) was converted into a number of shares of Kodiak Common Stock (rounded to the nearest whole share) equal to (a) the number of Partnership Common Units subject to such vested time-based Partnership phantom unit multiplied by (b) the Exchange Ratio. Each unvested portion of an outstanding time-based Partnership phantom unit was assumed by Kodiak and automatically converted into a Kodiak restricted stock unit (“Kodiak RSU”) in respect of the number of shares of Kodiak Common Stock equal to (x) the number of Partnership Common Units subject to such unvested time-based Partnership phantom unit multiplied by (y) the Exchange Ratio.

Each such Kodiak RSU described above will continue to vest under the original vesting schedule associated with the time-based Partnership phantom unit award, and will remain subject to all material terms and conditions of the original award (including rights to distribution equivalent rights) that applied to the corresponding time-based Partnership phantom unit award prior to the Initial Effective Time. Any accumulated but not yet settled distribution equivalent rights associated with the time-based Partnership phantom units as of the Initial Effective Time will also carry over and be paid by and in accordance with the terms and conditions applicable to such time-based Partnership phantom unit immediately prior to the Initial Effective Time.

The foregoing summary of the Merger Agreement and Mergers does not purport to be complete and is subject to, and is qualified in its entirety by, the full text of the Merger Agreement, which is filed as Exhibit 2.1 to the Partnership’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on December 19, 2023 and incorporated herein by reference.

On the Closing Date, and in accordance with the applicable provisions of the Delaware Revised Uniform Limited Partnership Act and the Delaware Limited Liability Company Act, after the Subsequent Effective Time, the Partnership merged with and into Kodiak Services (the “Post-Closing Merger”). At the effective time of the Post-Closing Merger, the separate existence of the Partnership ceased, and Kodiak Services survived the Post-Closing Merger as a direct subsidiary of Kodiak.

Item 1.02.	Termination of a Material Definitive Agreement.

Debt Arrangements

On the Closing Date, in connection with the closing of the Mergers, Kodiak, and/or one or more of its subsidiaries, on behalf of the Partnership, repaid in full all outstanding indebtedness under (i) that certain Loan, Security and Guaranty Agreement, dated January 29, 2021 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the Closing Date, the “Spartan Credit Agreement”), by and among Spartan Energy Services LLC (“Spartan Energy Services”), Treating Holdco LLC, Bank of America, N.A., as agent for the lenders, and the lenders from time to time party thereto, and (ii) that certain Loan and Security Agreement, dated as of June 29, 2018 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the Closing Date, the “CSI Credit Agreement” and, together with the Spartan Credit Agreement, the “Credit Agreements”), by and among the Partnership, CSI Compressco Sub Inc., CSI Compressco Operating LLC, each as borrowers, certain subsidiaries of the borrowers from time to time named as guarantors therein, the lenders from time to time party thereto, and Bank of America, N.A., as administrative agent (the “Repayment”). Simultaneous with the Repayment, the Partnership and Spartan Energy Services, as applicable, terminated all remaining commitments and other obligations under the Credit Agreements and the Credit Agreements are of no further force and effect.

On March 1, 2024, the Partnership and CSI Compressco Finance, Inc. (“CSI Finance” and together with the Partnership, the “Issuers”) delivered notices of redemption, conditioned on the closing of the Mergers, to the holders of the Issuers’ 7.500% Senior Secured First Lien Notes due 2025 (the “First Lien Notes”) issued pursuant to that certain Indenture, dated March 22, 2018 (as amended and supplemented from time to time, the “First Lien Indenture”), by and among the Issuers and U.S. Bank National Association, and the Issuers’ 10.000%/10.750% Senior Secured Second Lien Notes due 2026 (the “Second Lien Notes”) issued pursuant to that certain Indenture, dated June 12, 2020 (as amended and supplemented from time to time, the “Second Lien Indenture” and, together with the First Lien Indenture, the “Indentures”) to redeem all of such notes at redemption prices of 100.000% and 105.000%, respectively, of the principal amount thereof, plus accrued and unpaid interest to, but not including, the date of redemption in accordance with the Indentures. In connection with the closing of the Mergers and on the Closing Date, the Partnership and CSI Finance redeemed all of the First Lien Notes and Second Lien Notes (the “Redemption”). As a result of the Redemption, the Partnership, CSI Finance and the guarantors of the First Lien Notes and Second Lien Notes, respectively, have been released from their remaining obligations under the Indentures, and the Indentures were satisfied and discharged. The Partnership did not incur any material early termination penalties or premiums as a result of the repayment and termination of the Credit Agreements or the Indentures, except as set forth herein with respect to the redemption price of the Second Lien Notes.

Affiliate Agreement

On the Closing Date, in connection with the closing of the Mergers and pursuant to the terms of the Merger Agreement, the Partnership terminated the Management Services Agreement (the “MSA”), dated as of November 10, 2021, by and among Spartan Energy Partners LP (“Spartan LP”), Spartan Energy Partners GP LLC (“Spartan GP”), the Partnership, the General Partner and Spartan Operating Company LLC (“Spartan Operating”). Under the terms of the MSA, the General Partner, Spartan Operating and Spartan GP provided certain services reasonably necessary for the operation of the businesses of the Partnership and its subsidiaries, Spartan LP, and Spartan GP, including certain corporate and general and administrative services. Pursuant to the MSA, the General Partner and Spartan GP allocated any costs and expenses incurred on a reasonable basis, and the parties reimbursed such other parties for costs and expenses allocated to them. Prior to the Closing Date, Spartan LP beneficially owned approximately 44.9% of the Partnership’s outstanding common units. The termination of the MSA will not result in any material early termination penalties to any of the parties thereto.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note and Item 1.02 of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

In connection with the consummation of the Mergers, The Nasdaq Stock Market LLC (the “Nasdaq”) was notified that each outstanding Partnership Common Unit was converted into the right to receive the consideration described above, subject to the terms and conditions of the Merger Agreement. Kodiak Services, as the successor in interest to the Partnership, requested that the Nasdaq file a notification of removal from listing on Form 25 with the SEC with respect to the delisting of the Partnership Common Units. The Partnership Common Units ceased being traded following the close of trading on April 1, 2024 and will no longer be listed on the Nasdaq effective as of the open of trading on April 2, 2024. Furthermore, Kodiak Services, as the successor in interest to the Partnership, intends to file with the SEC a Form 15 requesting that the reporting obligations of the Partnership under Sections 13(a) and 15(d) of the Securities Exchange Act of 1934, as amended, be suspended.

Item 3.03.	Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note and Items 2.01, 3.01 and 5.01 of this Current Report on Form 8-K are incorporated by reference into this Item 3.03.

Item 5.01.	Changes in Control of Registrant.

The information set forth in the Introductory Note and Items 2.01, 3.01, 3.03 and 5.02 of this Current Report on Form 8-K are incorporated herein by reference into this Item 5.01.

As a result of the Mergers, a change in control of the Partnership occurred on April 1, 2024, and the Partnership became a wholly owned subsidiary of Kodiak Services. Following the Mergers and as a result of the Post-Closing Merger, the Partnership merged with and into Kodiak Services, with Kodiak Services surviving the Post-Closing Merger as a direct subsidiary of Kodiak.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference into this Item 5.02.

On the Closing Date, each of the directors and executive officers of the General Partner resigned as directors and executive officers of the General Partner in connection with the closing of the Mergers. None of the directors or officers of the General Partner resigned as a result of any disagreements with the General Partner or the Partnership or any matters related to the operations, policies or practices of the General Partner or the Partnership.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On March 26, 2024, the Partnership filed a Certificate of Amendment to the Partnership’s Certificate of Limited Partnership (the “Certificate of Amendment”) with the Secretary of State of the State of Delaware to reflect the change of the General Partner’s name from “CSI Compressco GP Inc.” to “CSI Compressco GP LLC.”

The foregoing description of the Certificate of Amendment does not purport to be complete and is qualified in its entirety by reference to the complete text of the Certificate of Amendment, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of December 19, 2023, by and among CSI Compressco LP, CSI Compressco GP LLC, Kick Stock Merger Sub, LLC, Kick GP Merger Sub, LLC, Kick LP Merger Sub, LLC and Kodiak Gas Services, Inc. (incorporated by reference to Exhibit 2.1 to the Registrant’s Current Report on Form 8-K filed with the SEC on December 19, 2023).*

3.1	Certificate of Amendment of Certificate of Limited Partnership of CSI Compressco LP, effective March 26, 2024.

104	Coverage Page Interactive Data File (embedded within the Inline XBRL Document)

*	Schedules to this Exhibit have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kodiak Gas Services, LLC
Successor in interest to CSI Compressco LP

By:	/s/ Kelly M. Battle
Name: Kelly M. Battle
Title: Executive Vice President, Chief Legal Officer, and Chief Compliance Officer

Date: April 1, 2024